                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event report)    December 15, 1997
                                                ---------------------

The Money Store Home Improvement Trust 1997-II and the Originators as liste below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates Series 1997-II

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey             333-20817-10            upper tier    91-184-6078
----------             ------------            -------------------------
                                               lower tier    91-184-8675

State or other         (Commission             (IRS Employer
jurisdiction of        File Number)            ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
--------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                   (908) 686-2000
                                       --------------

                                n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the December 15, 1997 Remittance Date.


Item 7         Financial Statements and Exhibits
               ---------------------------------

       The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                            SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                             ---------------------
                                                Harry Puglisi
                                                  Treasurer




              Dated:    December 31, 1997

                                  Schedule A

                              List of Originators

                                    1997-II



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                                                  SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II FOR THE DECEMBER 10, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $5,031,081.83

    LESS: SERVICE FEE                                                               43,790.31
               CONTINGENCY FEE                                                      43,790.31
               OTHER SERVICER FEES (Late Charges / Escrow)                           5,082.71
               UNREIMBURSED MONTHLY ADVANCES                                             0.00
                                                                                --------------
                                                                                    92,663.33
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                          199,890.65
               PRE-FUNDING ACCOUNT TRANSFER                                              0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                     0.00
                                                                                --------------
                                                                                   199,890.65
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00

                                                                                --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                           5,138,309.15
                                                                                ==============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    76,808,795.47

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    13,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                                   3,820,988.49
     CLASS A-2                                                                           0.00
     CLASS A-3                                                                           0.00
     CLASS M-1                                                                           0.00
     CLASS M-2                                                                           0.00
     CLASS B                                                                             0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                         3,820,988.49

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                          0.00
       CLASS M REALIZED LOSS AMOUNT                                          0.00
       CLASS B REALIZED LOSS AMOUNT                                          0.00
       AGGREGATE REALIZED LOSS AMOUNT                                        0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                           3,408,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                           2,210,797.15
    # OF LOANS                                                                157

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                     178,565.35

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                     424,151.95

9.  AMOUNT OF INTEREST RECEIVED                                      2,205,515.01

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                    199,890.65

     (B)  AMOUNT OF COMPENSATING INTEREST                                  526.68

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                     16,737.77

13.  CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT             407,086.62
     (B) PRINCIPAL DISTRIBUTION AMOUNT          3,820,988.49
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE                            0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                               4,228,075.11

      CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            338,870.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                338,870.00

      CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            157,055.63
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                157,055.63

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         903,012.24
         (B) PRINCIPAL DISTRIBUTION AMOUNT      3,820,988.49
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A REMITTANCE AMOUNT                          4,724,000.73

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         197,921.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                          197,921.88

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         120,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                          120,312.50

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         318,234.38
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M REMITTANCE AMOUNT                            318,234.38

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          88,343.75
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS B REMITTANCE AMOUNT                             88,343.75

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       1,309,590.37
         (B) PRINCIPAL DISTRIBUTION AMOUNT      3,820,988.49
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL REMITTANCE AMOUNT                                  5,130,578.86

   14. (A) REIMBURSABLE AMOUNT (I-22)                                     0.00
       (B) CLASS X REMITTANCE AMOUNT PAYABLE
           PURSUANT TO SECTION 6.08(d) (iii) & (iv)                       0.00

    15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   72,987,806.98

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  61,800,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  27,675,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  33,125,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  18,750,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  13,750,000.00

    (G) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                 228,087,806.98

16. TRIGGER EVENT CALCULATION                                                               TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                       1.36%
           (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                           29.88%    0.00%         YES

    (2)  BOTH (A) AND (B)

            (A) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                       RATIO EXCEEDS 9%        OR                               0.00%
                (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,500,000      18,315.27       NO

             (B) EITHER (X) OR (Y)
                   (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY
                        DELINQUENCY  RATIO EXCEEDS 15%     OR                   0.00%
                  (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,500,000      18,315.27       NO           NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

         (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCE                218,158,795.47
        (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND
               PRECEDING DUE PERIOD                                   237,146,925.50     91.99%         YES
                                                                                                    --------
          IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                        YES
                                                                                                    --------

17. CUMULATIVE REALIZED LOSSES                                                          18,315.27

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                 0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                        43,790.31

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                    43,790.31

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT
           - TRUSTEE                                                                     7,730.29

      (D) FHA PREMIUM ACCOUNT                                                            6,990.44

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                              0.00
           (B) SECTION 5.04 (c)                                                              0.00
           (C) SECTION 5.04 (d)(ii)                                                          0.00
           (D) SECTION 5.04 (e)                                                              0.00
           (E) SECTION 5.04 (f)(i)                                                      87,580.62

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                       72,987,806.98            0.76910229
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                      94,900,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                       61,800,000.00            1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                      61,800,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                       27,675,000.00            1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                      27,675,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                       33,125,000.00            1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                      33,125,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                       18,750,000.00            1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                      18,750,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                       13,750,000.00            1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                      13,750,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                           228,087,806.98            0.91235123
    ORIGINAL POOL  PRINCIPAL BALANCE                         250,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                     12.615%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                       14.165%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                       6.823%
                                                                    --------      --------        --------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                 09/30/97      10/31/97        11/30/97
                                                                    --------      --------        --------
                                                                     12.616%       12.615%         12.615%

23. (A) SENIOR PERCENTAGE                                                           100.00%

    (B) CLASS B PERCENTAGE                                                            0.00%

24. (A) SPREAD AMOUNT                                                         9,059,118.52

     (B) SPECIFIED SUBORDINATED AMOUNT                                       24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                          0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                          0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                          0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                          0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                          0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                          0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE              1,007,474.04

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
           FOR THE DUE PERIOD                                                     6,990.44
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
           CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)        2,469.11

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                   0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                   25,000,000.00

 30 .CLAIMS FILED DURING THE DUE PERIOD                                               0.00

 31. CLAIMS PAID DURING THE PERIOD                                                    0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                           0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                              0.00

 34. OTHER INFORMATION                                                                 N/A

                                       EXHIBIT O
                    REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1997

REMIC     OUTSTANDING      #
SERIES    DOLLARS          ACCOUNTS    RANGES               AMOUNT        NO         PCT
1997-II    $234,316,673.28   12,489     1 TO 29 DAYS    36,297,601.74      1,950      15.49%
                                       30 TO 59 DAYS     6,453,754.61        358       2.75%
                                       60 TO 89 DAYS     3,197,858.51        193       1.36%
                                       90 AND OVER       6,591,518.65        352       2.81%

                                       FORECLOSURE               0.00          0       0.00%
                                       REO PROPERTY              0.00          0       0.00%

                                       TOTALS          $52,540,733.51      2,853      22.42%
                                                       =====================================

1997-II

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE          CLASS A-1    CLASS A-2      CLASS A-3      CLASS M-1
--------------------------------------------------------------------------

(ii)                  809.37       1,000.00       1,000.00       1,000.00

(vi)                   23.30           0.00           0.00           0.00

(vii)                   1.88           0.00           0.00           0.00

(viii)                  4.47           0.00           0.00           0.00


(xiii)     (a)          4.29           5.48           5.68           5.98
           (b)         40.26           0.00           0.00           0.00
           (c)          0.00           0.00           0.00           0.00
           (d)          0.00           0.00           0.00           0.00


(xv)                  769.10       1,000.00       1,000.00       1,000.00


(xxxv)                  0.00           0.00           0.00           0.00





SUBCLAUSE                       CLASS M-2                      CLASS B
--------------               ---------------               ---------------

(ii)                               1,000.00                      1,000.00

(vi)                                   0.00                          0.00

(vii)                                  0.00                          0.00

(viii)                                 0.00                          0.00


(xiii)     (a)                         6.42                          6.43
           (b)                         0.00                          0.00
           (c)                         0.00                          0.00
           (d)                         0.00                          0.00


(xv)                               1,000.00                      1,000.00


(xxxv)                                 0.00                          0.00